Growth Portfolio
Schedule of Investments (unaudited)
As of September 30, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (97.3%)
Communication Services (11.6%)
*	Alphabet Inc. Class C	593,864	78,301
*	Meta Platforms Inc. Class A	119,594	35,903
*	ZoomInfo Technologies Inc.	531,314	8,714
			122,918
Consumer Discretionary (12.4%)
*	Amazon.com Inc.	581,015	73,859
	TJX Cos. Inc.	165,095	14,674
*	Airbnb Inc. Class A	106,644	14,632
	Hilton Worldwide Holdings Inc.	74,248	11,150
*	Lululemon Athletica Inc.	17,424	6,719
*	Tesla Inc.	22,165	5,546
*	Chipotle Mexican Grill Inc.	2,439	4,468
			131,048
Consumer Staples (0.9%)
	Constellation Brands Inc. Class A	26,237	6,594
	Estee Lauder Cos. Inc. Class A	21,815	3,153
			9,747
Energy (0.8%)
	Schlumberger NV	138,415	8,070
Financials (16.4%)
	Mastercard Inc. Class A	128,246	50,774
*	FleetCor Technologies Inc.	71,447	18,243
	Progressive Corp.	110,489	15,391
	S&P Global Inc.	41,881	15,304
	Visa Inc. Class A	61,769	14,207
	Blackstone Inc.	111,765	11,974
	American Express Co.	77,426	11,551
	MSCI Inc.	21,257	10,907
	Global Payments Inc.	87,615	10,110
	Marsh & McLennan Cos. Inc.	51,239	9,751
	Ares Management Corp. Class A	57,705	5,936
			174,148
Health Care (10.4%)
	UnitedHealth Group Inc.	56,983	28,730
	Zoetis Inc.	84,288	14,664
	Eli Lilly & Co.	26,403	14,182
	Danaher Corp.	46,912	11,639
*	Boston Scientific Corp.	196,035	10,351
	Stryker Corp.	34,228	9,354
*	Align Technology Inc.	20,137	6,148
*	Illumina Inc.	40,179	5,516

		Shares	Market Value ($000)
*	Vertex Pharmaceuticals Inc.	15,714	5,464
*	Mettler-Toledo International Inc.	3,858	4,275
			110,323
Industrials (5.4%)
*	Uber Technologies Inc.	388,395	17,862
	TransUnion	191,373	13,739
*	Copart Inc.	209,800	9,040
	General Dynamics Corp.	34,471	7,617
	Airbus SE ADR	187,994	6,290
	IDEX Corp.	12,304	2,560
			57,108
Information Technology (37.0%)
	Microsoft Corp.	389,269	122,912
	Apple Inc.	572,967	98,098
	NVIDIA Corp.	134,218	58,384
*	ServiceNow Inc.	22,285	12,456
	Intuit Inc.	24,309	12,420
*	Atlassian Corp. Ltd. Class A	59,477	11,985
	Monolithic Power Systems Inc.	23,481	10,848
	Microchip Technology Inc.	136,177	10,629
	ASML Holding NV GDR (Registered)	14,230	8,377
*	Okta Inc.	100,843	8,220
*	Salesforce Inc.	36,324	7,366
*	Cadence Design Systems Inc.	28,068	6,576
*	ANSYS Inc.	21,073	6,270
*	HubSpot Inc.	12,691	6,250
*	VeriSign Inc.	21,018	4,257
*	MongoDB Inc.	11,940	4,130
*	Shopify Inc. Class A (XTSE)	42,429	2,315
*,1	ARM Holdings plc ADR	25,319	1,355
			392,848
Real Estate (2.4%)
	American Tower Corp.	53,341	8,772
	Equinix Inc.	11,782	8,557
	Welltower Inc.	98,547	8,073
			25,402
Total Common Stocks (Cost $875,330)			1,031,612
Temporary Cash Investments (2.8%)
Money Market Fund (0.0%)
[2,3]	Vanguard Market Liquidity Fund, 5.391%	3,205	320

	Face Amount ($000)	Market Value ($000)
Repurchase Agreement (2.8%)
Bank of America Securities, LLC 5.300%, 10/2/23 (Dated 9/29/23, Repurchase Value $29,313,000, collateralized by United States Treasury Note/Bond 0.625%, 3/31/27, with a value of $29,886,000)	29,300	29,300
Total Temporary Cash Investments (Cost $29,620)		29,620
Total Investments (100.1%) (Cost $904,950)		1,061,232
Other Assets and Liabilities—Net (-0.1%)		(601)
Net Assets (100%)		1,060,631
Cost is in $000.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $300,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $319,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.  Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
B. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the portfolio’s investments as of September 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	1,031,612	—	—	1,031,612
Temporary Cash Investments	320	29,300	—	29,620
Total	1,031,932	29,300	—	1,061,232